Exhibit 23(iii)



CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference of our report dated February
11, 1997, appearing in the Annual Report on Form 10-K of Virginia Electric and Power Company for the year ended December 31, 1996, in the following Registration Statements:

                                Registration
        Form:                      Number:
        ----                    ------------
        S-3                        33-50425
        S-3                        33-59581
        S-3                        33-60271
        S-3                       333-20561
        S-3                        33-50423


/s/ Deloitte & Touche LLP
Richmond, Virginia
March 24, 1997